SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant [X] Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

SPECIAL OPPORTUNITIES FUND, INC.
(Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ]
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by the registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

Special Opportunities Fund, Inc.
615 East Michigan Street
Milwaukee, WI 53202

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD DECEMBER 11, 2025

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of
Stockholders to Be Held on December 11, 2025: The Notice of Annual Meeting of
Stockholders and Proxy Statement are Available on the Internet at
www.specialopportunitiesfundinc.com.

To the Stockholders:

NOTICE IS HEREBY GIVEN that the Annual Meeting (the “Meeting”) of holders of shares of the common stock and preferred stock (the “Stockholders”) of Special Opportunities Fund, Inc., a Maryland corporation (the “Fund”), will be held on December 11, 2025 at 2:00 p.m., Eastern time, at the offices of Blank Rome LLP, 1271 Avenue of the Americas, 16th Floor, New York, NY 10020, for the following purposes:

(1)
To elect Directors to the Fund’s Board of Directors as follows:

(a) four Directors to be elected by the holders of the Fund’s common stock and preferred stock, voting together as a single class, to serve until the Fund’s next Annual Meeting of Stockholders in 2026 and until their successors have been duly elected and qualified; and

(b) two Directors to be elected by the holders of the Fund’s preferred stock, voting as a separate class, to serve until the Fund’s next Annual Meeting of Stockholders in 2026 and until their successors have been duly elected and qualified; and

(2)	To transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.

The Board of Directors has fixed the close of business on October 20, 2025 as the record date for the determination of Stockholders entitled to notice of, and to vote at, this Meeting or any adjournment or postponement thereof.  The stock transfer books will not be closed.

Copies of the Fund’s most recent annual and semi-annual report may be ordered free of charge by any Stockholder by writing to the Fund c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, or by telephone at 1-877-607-0414.

You are entitled to vote at the Meeting and any adjournment or postponement thereof if you owned shares of the Fund’s stock at the close of business on October 20, 2025.  If you attend the Meeting, you may vote your shares in person.  Whether or not you expect to attend the Meeting, please complete, date, sign and return the enclosed proxy card in the enclosed postage paid envelope so that a quorum will be present and the maximum number of shares may be voted.  You may change your vote at any time by submitting a later-dated proxy or by voting in person at the Meeting.  You may obtain directions to the offices of Blank Rome LLP by contacting U.S. Bancorp Fund Services, LLC directly at 1-877-607-0414.  Prior to the Meeting, the Fund will issue a press release containing instructions for Stockholders that plan to attend the Meeting in person.

By Order of the Board of Directors,

Phillip Goldstein
Chairman of the Board

October 31, 2025

WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE FILL IN, DATE, SIGN
AND MAIL THE ENCLOSED PROXY CARD IN THE ENCLOSED REPLY ENVELOPE.  YOUR
PROMPT RESPONSE WILL ASSURE A QUORUM AT THE MEETING.

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

1.	Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2.	Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3.	Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

REGISTRATION

Corporate accounts	Valid Signature
(1) ABC Corp.	ABC Corp.
John Doe, Treasurer
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, treasurer	John Doe
(4) ABC Corp. profit sharing plan	John Doe, Trustee

Partnership accounts
(1) The XYZ partnership	Jane B. Smith, Partner
(2) Smith and Jones, limited partnership	Jane B. Smith, General Partner

Trust accounts
(1) ABC trust account	Jane B. Doe, Trustee
(2) Jane B. Doe, trustee u/t/d 12/18/78	Jane B. Doe

Custodial or estate accounts
(1) John B. Smith, Cust. f/b/o
John B. Smith, Jr. UGMA/UTMA	John B. Smith
(2) Estate of John B. Smith	John B. Smith, Jr., Executor

SPECIAL OPPORTUNITIES FUND, INC.

615 East Michigan Street
Milwaukee, WI 53202

PROXY STATEMENT FOR
ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON DECEMBER 11, 2025

PROXY STATEMENT

This proxy statement (the “Proxy Statement”) is furnished in connection with the solicitation of proxies by the Board of Directors of Special Opportunities Fund, Inc. (the “Fund”) for use at the Annual Meeting of Stockholders (the “Meeting”) to be held on December 11, 2025, at 2:00 p.m., Eastern time, at the offices of Blank Rome LLP, 1271 Avenue of the Americas, 16th Floor, New York, NY 10020, and at any and all adjournments or postponements thereof.  A form of proxy for each of the holders of shares of the Fund’s common stock and preferred stock (the “Stockholders”) is enclosed herewith.  This Proxy Statement and accompanying forms of proxy are being first mailed to Stockholders on or about October 31, 2025.

For a proposal requiring the vote of holders of common stock and preferred stock, voting together as a single class, the presence, in person or by proxy, of holders of common stock and preferred stock entitled to cast a majority of the votes entitled to be cast at the Meeting (i.e., the presence of a majority of the outstanding shares of stock of the Fund on the record date, October 20, 2025) is necessary to constitute a quorum for the transaction of business.  For a proposal requiring a vote by holders of preferred stock, voting separately as a class, the presence, in person or by proxy, of holders of preferred stock entitled to cast a majority of the votes entitled to be cast at the Meeting (i.e., the presence of a majority of the outstanding shares of preferred stock of the Fund on the record date, October 20, 2025) is necessary to constitute a quorum for such proposal.  In the event that a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve any of the proposals are not received, the chairman of the Meeting may adjourn the Meeting, or the persons named as proxies may propose one or more adjournments of the Meeting to a date not more than one hundred twenty (120) days after the original record date to permit further solicitation of proxies.  Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy.  A Stockholder vote may be taken on one or more of the proposals in this Proxy Statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.  The persons named as proxies will vote those proxies that they are entitled to vote “FOR” or “AGAINST” any such proposal in their discretion.

Stockholders can vote by Internet by going to the following website address, www.voteproxy.com; by telephone by calling 1-800-776-9437; or by mail by completing the proxy card and returning it in the envelope provided.  If the enclosed proxy is executed and returned, or an internet or telephonic vote is delivered, that vote may nevertheless be revoked at any time prior to its use by written notification received by the Fund, by the execution of a later-dated proxy, by the Fund’s receipt of a subsequent valid internet or telephonic vote, or by attending the Meeting and voting in person.  To be effective, such revocation must be received by the Fund prior to the Meeting and must indicate the Stockholder’s name and account number.  Unrevoked proxies will be voted in accordance with the specifications therein and, unless specified to the contrary, will be voted “FOR” the election of the nominees for Director.

In general, abstentions and broker non-votes (reflected by signed but unvoted proxies), as defined below, count for purposes of obtaining a quorum but do not count as votes cast with respect to any proposal where the broker does not have discretion.  With respect to a proposal requiring the affirmative vote of a majority of the Fund’s outstanding shares of common stock or preferred stock, the effect of abstentions and broker non-votes is the same as a vote against such proposal.  Otherwise, abstentions and broker non-votes will have no effect on a proposal requiring a plurality of votes cast for approval (i.e., Proposals 1(a) and 1(b)) or on a proposal which requires a majority of the votes validly cast.  Broker non-votes occur when shares, held in the name of the broker or nominees for whom an executed proxy is received by the Fund, are not voted on a proposal because voting instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power.

Only holders of issued and outstanding shares of the Fund’s stock of record on the close of business on October 20, 2025 are entitled to notice of, and to vote at, the Meeting.  Each such holder is entitled to one vote per share of common stock and one vote per share of preferred stock held on October 20, 2025.  As of the record date, October 20, 2025, there were 10,623,154 shares of the Fund’s common stock issued and outstanding and 2,235,775 shares of the Fund’s preferred stock issued and outstanding.  The Fund is a closed-end, management investment company.

A copy of the Fund’s most recent semi-annual report for the period ended June 30, 2025 and the Fund’s most recent annual report for the fiscal year ended December 31, 2024 may be obtained by visiting the Fund’s website at www.specialopportunitiesfundinc.com or may be ordered free of charge by any Stockholder by writing to the Fund c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, or by telephone at 1-877-607-0414.  These reports are also available on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov.

Required Vote for Adoption of Proposals.

Proposal 1(a) (to elect four Directors to the Fund’s Board of Directors, to be elected by the holders of the Fund’s common stock and preferred stock, voting together as a single class, to serve until the Fund’s next Annual Meeting of Stockholders in 2026 and until their successors have been duly elected and qualified) requires the affirmative vote of a plurality (i.e., a simple majority of the votes cast at the meeting) of the votes cast at the Meeting by the holders of the Fund’s common stock and preferred stock, in person or by proxy, on such Proposal, provided a quorum is present.

Proposal 1(b) (to elect two Directors to the Fund’s Board of Directors, to be elected by the holders of the Fund’s preferred stock, voting as a separate class, to serve until the Fund’s next Annual Meeting of Stockholders in 2026 and until their successors have been duly elected and qualified) requires the affirmative vote of a plurality (i.e., a simple majority of the votes cast at the meeting) of the votes cast at the Meeting by the holders of the Fund’s preferred stock, in person or by proxy, on such Proposal, provided a quorum is present.

PROPOSAL 1(A) AND (B):  TO ELECT SIX DIRECTORS TO THE FUND’S BOARD OF DIRECTORS,
FOUR OF WHICH ARE TO BE ELECTED BY THE HOLDERS OF THE FUND’S COMMON STOCK
AND PREFERRED STOCK, AND TWO OF WHICH ARE TO BE ELECTED BY THE HOLDERS OF
THE FUND’S PREFERRED STOCK, IN EACH CASE TO SERVE UNTIL THE FUND’S NEXT ANNUAL
MEETING OF STOCKHOLDERS IN 2026 OR UNTIL THEIR SUCCESSORS HAVE BEEN DULY
ELECTED AND QUALIFIED

The Board of Directors is ordinarily comprised of six Directors.  Proposal 1(a) relates to the election of four Directors, which Directors are to be elected by the holders of the Fund’s common stock (“Common Stockholders”) and preferred stock (“Preferred Stockholders”), voting together as a single class.  The Board of Directors has nominated Andrew Dakos, Gerald Hellerman, Jaclyn Rothchild and Ben Harris to be elected by the Common Stockholders and the Preferred Stockholders.  Each of Messrs. Dakos, Hellerman,  and Harris currently serves on the Board of Directors.

Proposal 1(b) relates to the election of two Directors, which Directors are to be elected by the Preferred Stockholders, voting as a separate class.  The Board of Directors has nominated Phillip Goldstein and Marc Lunder to be elected by the Preferred Stockholders.  Each of Messrs. Goldstein and Lunder currently serves on the Board of Directors.

In the event that one or all of the nominees become unavailable for election for any presently unforeseen reason, the persons named in the form of proxy will vote for any successor nominee who shall be designated by the present Board of Directors.

At the Meeting, the Stockholders will be asked to vote for the election of Messrs. Dakos, Hellerman, Goldstein, Harris, Lunder and Ms. Rothchild.  If elected, Messrs. Dakos, Hellerman, Goldstein, Harris, Lunder and Ms. Rothchild will each serve until the Fund’s next Annual Meeting of Stockholders in 2026 or thereafter until each of their respective successors are duly elected and qualified.  If elected, Messrs. Dakos, Hellerman, Goldstein, Harris, Lunder and Ms. Rothchild have each consented to serve as Director of the Fund until his or her successor is duly elected and qualified.

The persons named in the accompanying forms of proxy intend to vote at the Meeting (unless directed not to vote) “FOR” the election of Messrs. Dakos, Hellerman, Goldstein, Harris, Lunder and Ms. Rothchild.  The nominees named above have indicated that they will serve if elected, and the Board of Directors has no reason to believe that the nominees will become unavailable for election as Directors; however, if Messrs. Dakos, Hellerman,   Goldstein, Harris, Lunder and Ms. Rothchild should be unable to serve, the proxy will be voted for any other persons determined by the persons named in the accompanying forms of proxy in accordance with their judgment.

Required Vote.  Messrs. Dakos, Hellerman,  Harris and Ms. Rothchild must each be elected by a plurality (i.e., a simple majority of the votes cast at the Meeting) of the votes cast by the Common Stockholders and Preferred Stockholders, voting together as a single class, present in person or represented by proxy at the Meeting, provided a quorum is present.  Messrs. Goldstein and Lunder must each be elected by a plurality (i.e., a simple majority of the votes cast at the Meeting) of the votes cast by the Preferred Stockholders, voting as a separate class, present in person or represented by proxy at the Meeting, provided a quorum is present. Abstentions and broker non-votes will be counted as shares present for quorum purposes, but otherwise will have no effect on the plurality vote required for each Director.

 Directors and Officers

 Set forth below are the Directors, nominees for Directors and officers of the Fund, and their respective birth years, business addresses, positions and terms of office, principal occupations during the past five years, and other directorships held by them at October 20, 2025.  Messrs. Harris, Hellerman, Lunder and Ms. Rothchild are each not considered an “interested person” of the Fund within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”) (each an “Independent Director”).  Messrs. Dakos and Goldstein are each considered Interested Directors because of their affiliation with the Adviser and their positions as officers of the Fund.  In the past 10 years, there have been no legal proceedings against any of the directors, nominees or officers and none that are pending.

Name, Address and Birthyear *	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Director**	Other Directorships held by Director or Nominee for Director During the Past 5 Years
INTERESTED DIRECTOR NOMINEES
Andrew Dakos*** (1966)	President as of October 2009.	1 year; Since 2009	Partner of the Adviser since 2009; Partner of Ryan Heritage, LLP since 2019; Principal of the former general partner of several private investment partnerships in the Bulldog Investors group of private funds.	3
Trustee, High Income Securities Fund; Chairman, Total Return Securities Fund; Director, Brookfield DTLA Fund Office Trust Investor, Inc., Director, Tejon Ranch Co.; Director, BNY Mellon Municipal Income Inc. (until 2025); Trustee, Crossroads Liquidating Trust (until 2020).

Phillip Goldstein*** (1945)	Chairman and Secretary as of October 2009.	1 year; Since 2009	Partner of the Adviser since 2009; Partner of Ryan Heritage, LLP since 2019; Principal of the former general partner of several private investment partnerships in the Bulldog Investors group of private funds.	3
Chairman, The Mexico Equity and Income Fund, Inc.; Chairman, High Income Securities Fund; Director, Brookfield DTLA Fund Office Trust Investor, Inc.; Director, Total Return Securities Fund; Director, BNY Mellon Municipal Income Inc. (until 2025); Trustee, Crossroads Liquidating Trust (until 2020); Director, MVC Capital, Inc. (until 2020).

INDEPENDENT DIRECTOR NOMINEES
Name, Address and Birthyear*	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Director**	Other Directorships held by Director or Nominee for Director During the Past 5 Years
Gerald Hellerman**** (1937)	Independent Director	1 year; Since 2009	Managing Director of Hellerman Associates (a financial and corporate consulting firm) since 1993 (which terminated activities as of December 31, 2013).	3
Director, The Mexico Equity and Income Fund, Inc.; Trustee, High Income Securities Fund; Director, Total Return Securities Fund; Trustee, Fiera Capital Series Trust (until 2023); Director, MVC Capital, Inc (until 2020); Trustee, Crossroads Liquidating Trust (until 2020).

Ben H. Harris (1968)	Independent Director	1 year; Since 2009	Executive Chairman of Hormel Harris Investments, LLC; Principal of NBC Bancshares, LLC; Chief Executive Officer of Crossroads Capital, Inc.; Administrator of Crossroads Liquidating Trust.	2	Trustee, High Income Securities Fund

Jaclyn (“Jax”) Rothchild (1978)	--	1 year; Since 2025	Partner & Chief Operating Officer of Eleventh Street Partners, Inc, a financial and operational strategy consulting firm since 2008. Formerly the Vice President and Secretary of MVC Capital, Inc. (NYSE: MVC) from 2002 through 2020 and served as Vice President and Secretary of The Tokarz Group Advisers, LLC (TTGA), the Adviser to MVC Capital, Inc. from 2004-2023.	1	Board Member of privately held real estate holding company, (200 WEA). Formerly served on the Board of MVC Partners, LLC, a former portfolio company of MVC Capital, Inc.

Marc Lunder (1963)	Independent Director	1 year; Since 2015	Managing Member of Lunder Capital LLC	1	None

OFFICERS
Name, Address and Birthyear*	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation During the Past Five Years
Andrew Dakos*** (see biography above)	President as of October 2009

Rajeev Das*** (1968)	Vice-President as of October 2009	1 year; Since 2009	Principal of the Adviser and Ryan Heritage, LLP.

Thomas Antonucci *** (1968)	Chief Financial Officer and Treasurer as of January 2014	1 year; Since 2014	Director of Operations of the Adviser and Ryan Heritage, LLP.

Phillip Goldstein*** (see biography above)	Chairman and Secretary as of October 2009	--

Stephanie Darling*** (1970)	Chief Compliance Officer as of April 2020	1 year; Since 2020
General Counsel and Chief Compliance Officer of Bulldog Investors, LLP; Chief Compliance Officer of Ryan Heritage, LLP, High Income Securities Fund, Total Return Securities Fund and Mexico Equity and Income Fund; Principal, the Law Office of Stephanie Darling; Editor-In-Chief, The Investment Lawyer.

*	The address for all Directors and officers is c/o Special Opportunities Fund, Inc., 615 East Michigan Street, Milwaukee, WI 53202.
**	The Fund Complex is comprised of the Fund, High Income Securities Fund and Total Return Securities Fund.
***
Messrs. Dakos, Goldstein, Das, and Antonucci and Ms. Darling are each considered an “interested person” of the Fund within the meaning of the 1940 Act because of their affiliation with Bulldog Investors, LLP, the Adviser, and their positions as officers of the Fund.

****
Mr. Hellerman was considered an “interested person” of the Fund within the meaning of the 1940 Act for the period prior to March 31, 2020 because he served as the Fund’s Chief Compliance Officer. Mr. Hellerman is not affiliated with Bulldog Investors, LLP.  Beginning April 1, 2020, Mr. Hellerman is no longer considered an “interested person” of the Fund.

The Board believes that the significance of each Director’s experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Director may not have the same value for another) and that these factors are best evaluated at the Board level, with no single Director, or particular factor, being indicative of the Board’s effectiveness.  The Board currently does not have a formal diversity policy in place.  The Board determined that each of the Directors is qualified to serve as a Director of the Fund based on a review of the experience, qualifications, attributes and skills of each Director.  In reaching this determination, the Board has considered a variety of criteria, including, among other things: character and integrity; ability to review critically, evaluate, question and discuss information provided, to exercise effective business judgment in protecting stockholder interests and to interact effectively with the other Directors, the Adviser, other service providers, counsel and the independent registered public accounting firm (“independent auditors”); and willingness and ability to commit the time necessary to perform the duties of a Director.  Each Director’s ability to perform his or her duties effectively is evidenced by his or her experience or achievements in the following areas: management or board experience in the investment management industry or companies in other fields, educational background and professional training; and experience as a Director of the Fund.  Information as of October 20, 2025 indicating the specific experience, skills, attributes and qualifications of each Director which led to the Board’s determination that the Director should serve in this capacity is provided below.

Andrew Dakos.
Mr. Dakos has been the President and a Director of SPE since 2009. Mr. Dakos has over 20 years of investment management experience.  He is currently: a principal of Bulldog Holdings, LLC, the owner of several entities formerly serving as general partner of certain private investment partnerships; a partner in Bulldog Investors, LLP, which serves as the investment adviser of the Fund, High Income Securities Fund, Total Return Securities Fund, and separately-managed accounts; and a partner in Ryan Heritage, LLP, an SEC-registered investment adviser. Mr. Dakos is also a director of two other closed-end funds, a real estate development company and one subsidiary of a large commercial real estate company.

Phillip Goldstein.
Mr. Goldstein has been the Chairman of the Board and the Secretary of SPE since 2009.  Mr. Goldstein has over 30 years of investment management experience.  He is currently: a principal of Bulldog Holdings, LLC, the owner of several entities formerly serving as general partner of certain private investment partnerships; a partner in Bulldog Investors, LLP, which serves as the investment adviser of the Fund, High Income Securities Fund, Total Return Securities Fund, and separately-managed accounts; and a partner in Ryan Heritage, LLP, an SEC-registered investment adviser.  Mr. Goldstein is also a director of three other closed-end funds, and one subsidiary of a large commercial real estate company.

Ben H. Harris.
Mr. Harris has been a Director of SPE since 2009.  He has extensive experience in the management of private and public entities, highly regulated entities and corporate restructurings.  In addition to the Funds, Mr. Harris is currently a director of ten private companies and one other closed-end fund.

Gerald Hellerman.
Mr. Hellerman has been a Director of SPE since 2009 and served as its Chief Compliance Officer from January 2010 to March 2020.  Mr. Hellerman has more than 40 years of financial experience, including serving as a Financial Analyst and Branch Chief at the U.S. Securities and Exchange Commission, Special Adviser to the U.S. Senate Antitrust and Monopoly Subcommittee and as Chief Financial Analyst at the Antitrust Division of the U.S. Department of Justice for 17 years.  He has served as a director of a number of public companies, including registered investment companies, and as a financial and corporate consultant during the period from 1993 to 2014.

Marc Lunder
Mr. Lunder has been a Director of the Fund since 2015.  He has over 25 years of experience in the financial industry and as a private investor. Mr. Lunder is currently a private investor with experience evaluating public companies, private companies and investment funds.

Jaclyn (Jax) Rothchild
Ms. Rothchild has over 25 years of experience in investment management, with expertise in governance, operations, and investor relations for public investment companies, private funds, and investment advisers. She currently serves as Partner and Chief Operating Officer of Eleventh Street Partners, Inc., providing strategic and operational advisory services. Ms. Rothchild previously held officer-level roles at MVC Capital, Inc. (NYSE: MVC) and The Tokarz Group Advisers, LLC, where she oversaw corporate governance, investor communications, and the non-financial operations across affiliated funds.

Specific details regarding each Director’s principal occupations during the past five years are included in the table above. The summaries set forth above as to the experience, qualifications, attributes and/or skills of the Directors do not constitute holding out the Board or any Director as having any special expertise or experience, and do not impose any greater responsibility or liability on any such person or on the Board as a whole than would otherwise be the case.

Board Composition and Leadership Structure. The Board currently consists of six individuals, two of whom are Interested Directors of the Adviser.  The Chairman of the Board, Mr. Goldstein, is an Interested Director and is the Secretary of the Fund and is a principal of the Adviser.  The Board does not have a lead independent director.

The Board believes that its structure facilitates the orderly and efficient flow of information to the Directors from the Adviser and other service providers with respect to services provided to the Fund, potential conflicts of interest that could arise from these relationships and other risks that the Fund may face.  The Board further believes that its structure allows all of the Directors to participate in the full range of the Board’s oversight responsibilities. The Board believes that the orderly and efficient flow of information and the ability to bring each Director’s talents to bear in overseeing the Fund’s operations is important, in light of the size and complexity of the Fund and the risks that the Fund faces.  Based on each Director’s experience and expertise with closed-end funds the Board believes that its leadership structure is appropriate and efficient. The Board and its committees review their structures regularly, to help ensure that they remain appropriate as the business and operations of the Fund, and the environment in which the Fund operates, changes.

Currently, the Board has an Audit & Valuation Committee and a Nominating and Corporate Governance Committee.  The responsibilities of each committee and its members are described below.

Board’s Role in Risk Oversight of the Fund.  The Board oversees risk management for the Fund directly and, as to certain matters, through its committees.  The Board exercises its oversight in this regard primarily through requesting and receiving reports from and otherwise working with the Fund’s senior officers (including the Fund’s President, Chief Compliance Officer and Treasurer), portfolio management and other personnel of the Adviser, the Fund’s independent auditors, legal counsel and personnel from the Fund’s other service providers.  The Board has adopted, on behalf of the Fund, and periodically reviews with the assistance of the Fund’s Chief Compliance Officer, policies and procedures designed to address certain risks associated with the Fund’s activities.  In addition, the Adviser and the Fund’s other service providers also have adopted policies, processes and procedures designed to identify, assess and manage certain risks associated with the Fund’s activities, and the Board receives reports from service providers with respect to the operation of these policies, processes and procedures as required and/or as the Board deems appropriate.

Compensation of Directors.  The Board does not have a standing compensation committee.  Currently, each Independent Director receives an annual retainer equal to $55,000 for serving as a Director and attending the quarterly meetings of the Board, paid quarterly in arrears.  Beginning January 1, 2026, each Independent Director will receive an annual retainer equal to $60,000 for serving as a Director and attending the quarterly meetings of the Board, paid quarterly in arrears. In addition, each Independent Director receives $5,000 for each special Board meeting attended in person (or $500 if attended by telephone).  The Independent Directors each receive $500 for special committee meetings held in between regularly scheduled Board meetings. As additional annual compensation, the Audit & Valuation Committee Chairperson and the Nominating and Corporate Governance Committee Chairman  each receives $5,000.  The Valuation Committee Chairman also received additional annual compensation of $5,000 prior to that committee’s disbandment in September 2025. Each Independent Director is entitled to receive such compensation for any partial quarter for which he or she serves.

Persons who are “interested persons” of the Adviser who serve as Directors and/or officers of the Fund (other than the Fund’s Chief Compliance Officer) either: (i) do not receive any compensation from the Fund for such services or (ii) receive compensation from the Fund for such services and the amount of such compensation is deducted from the advisory fee paid to the Adviser. The Fund does not have a bonus, profit sharing, pension or retirement plan.  No other entity affiliated with the Fund pays any compensation to the Directors.  The table below details the amount of compensation the Fund’s Directors received from the Fund during the fiscal year ended December 31, 2024.

Name of Person/Position	Aggregate Compensation From the Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund and Fund Complex* Paid to Directors
Independent Directors
Marc Lunder	$60,500	None	None	$60,500(1)
Ben H. Harris	$60,500	None	None	$108,000(2)
Gerald Hellerman	$60,500	None	None	$168,000(3)
Jaclyn (Jax) Rothchild**	None	None	None	None(1)
Interested Directors
Andrew Dakos	None	None	None	$120,750(3)
Phillip Goldstein	None	None	None	$94, 750(3)
*
The Fund Complex is comprised of the Fund, High Income Securities Fund (as of November 8, 2024) and Total Return Securities Fund (as of March 31, 2025). Amount in parentheses is the number of funds in the Fund Complex overseen by the director.  The funds in the Fund Complex have differing fiscal year ends; amount shown is aggregate amount paid to director during the year ended December 31, 2024.

**	Ms. Rothchild was elected as a Director by Board as of March 19, 2025, and therefore did not have any compensation during the fiscal year ended December 31, 2024.

Code of Ethics.  The Fund and the Adviser have each adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act and Section 204A and Rule 204A-1 under the Investment Advisers Act of 1940, respectively, that establishes procedures for personal investments and restricts certain personal securities transactions.  Personnel subject to each code may invest in securities for their personal investment accounts, including securities that may be purchased or held by the Fund, so long as such investments are made pursuant to the code’s requirements.  Copies of these codes are available for inspection at the Public Reference Room of the SEC in Washington, D.C.  Information regarding the operation of the Public Reference Room is available by calling the SEC at 1-202-551-8090.  Copies of the Fund’s and the Adviser’s codes of ethics are also available on the EDGAR Database on the SEC’s website at www.sec.gov, and may also be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

Management Ownership.  To the knowledge of the Fund’s management, as of October 20, 2025, the Directors and officers of the Fund beneficially owned, as a group,  1.13% of the shares of the Fund’s common stock and less than 1% of the shares of the Fund’s preferred stock.  The following table sets forth the aggregate dollar range of equity securities in the Fund that is owned by each Director, nominee for Director and officer as of October 20, 2025.  The information as to beneficial ownership is based on statements furnished to the Fund by each Director, nominee for Director and principal officer:

Name	Position	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen by Director in Family of Investment Companies*
Ben H. Harris	Independent Director	Over $100,000	Over $100,000(2)
Gerald Hellerman	Independent Director	Over $100,000	Over $100,000(3)
Marc Lunder	Independent Director	Over $100,000	Over $100,000(1)
Jaclyn (Jax) Rothchild	Independent Director	$0	$0(1)
Andrew Dakos**	Interested Director, President	Over $100,000	Over $100,000(3)
Phillip Goldstein**	Interested Director, Chairman and Secretary	Over $100,000	Over $100,000(3)
Thomas Antonucci**	Chief Financial Officer and Treasurer	$0	N/A
Rajeev Das**	Vice President	$10,001-$50,000	N/A
Stephanie Darling**	Chief Compliance Officer	$0	N/A
*
The Family of Investment Companies is comprised of the Fund, High Income Securities Fund and Total Return Securities Fund. Amount in parentheses is number of funds overseen by director in the Family of Investment Companies.

**
Messrs. Dakos, Goldstein, Antonucci, and Das and Ms. Darling are each considered an “interested person” of the Fund within the meaning of the 1940 Act because of their affiliation with Bulldog Investors, LLP, the Adviser, and their positions as officers of the Fund.

Director Transactions with Fund Affiliates.  As of December 31, 2024, neither the Independent Directors nor members of their immediate family owned securities beneficially or of record in the Adviser or any of its affiliates. Furthermore, over the past five years, neither the Independent Directors nor members of their immediate family have had any direct or indirect interest, the value of which exceeds $120,000, in the Adviser or any of its affiliates. In addition, since the beginning of the last two fiscal years, neither the Independent Directors nor members of their immediate family have conducted any transactions (or series of transactions) or maintained any direct or indirect relationship in which the amount involved exceeds $120,000 and to which the Adviser or any of its affiliates was a party.

THE BOARD OF DIRECTORS, INCLUDING THE INDEPENDENT DIRECTORS, RECOMMENDS
THAT COMMON STOCKHOLDERS AND PREFERRED STOCKHOLDERS VOTE “FOR” PROPOSAL
1(A) FOR ELECTION OF EACH OF THE NOMINEES FOR DIRECTOR. ANY SIGNED BUT
UNMARKED PROXIES WILL BE SO VOTED “FOR” THE ELECTION OF EACH OF THE NOMINEES.

THE BOARD OF DIRECTORS, INCLUDING THE INDEPENDENT DIRECTORS, RECOMMENDS
THAT PREFERRED STOCKHOLDERS VOTE “FOR” PROPOSAL 1(B) FOR ELECTION OF EACH OF
THE NOMINEES FOR PREFERRED DIRECTOR. ANY SIGNED BUT UNMARKED PROXIES WILL BE
SO VOTED “FOR” THE ELECTION OF EACH OF THE NOMINEES.

Additional Information about the Board of Directors

Board Meetings and Committees.

During the fiscal year ended December 31, 2024, each present Director and nominee for Director attended at least 75% of the meetings of the Board and of the Committees of which he or she is a member, held since his or her respective election.  During the fiscal year ended December 31, 2024, the Board met four times.

Audit & Valuation Committee (formerly the Audit Committee). At its quarterly meeting on September 11, 2025, the Board combined its Audit Committee and Valuation Committee to create an Audit & Valuation Committee (the “Audit & Valuation Committee”), which acts pursuant to a written charter (the “Audit & Valuation Committee Charter”).  The  purposes of the Audit & Valuation Committee are: (i) to oversee the accounting and financial reporting processes of the Fund and its internal control over financial reporting and, as the Audit & Valuation Committee deems appropriate, to inquire into the internal control over financial reporting of certain third-party service providers; (ii) to oversee the quality and integrity of the Fund’s financial statements and the independent audit thereof; (iii) to oversee, or, as appropriate, assist Board oversight of, the Fund’s compliance with legal and regulatory requirements that relate to the Fund’s accounting and financial reporting, internal control over financial reporting and independent audits; (iv) to approve prior to appointment the engagement of the Fund’s independent auditors and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Fund’s independent auditors; (v) to act as liaison between the Fund’s independent auditors and the full Board; (vi) to review all quarterly reports and any other interim reports regarding the valuation of the securities of the Fund’s portfolio; (vii) to review and approve the valuation of all fair valued securities; and (viii) to oversee the implementation and operation of the Fund’s security valuation procedures applicable to the Fund’s portfolio assets.

Although the Audit & Valuation Committee is expected to take a detached and questioning approach to the matters that come before it, the review of the Fund’s financial statements by the Audit & Valuation Committee is not an audit, nor does the Audit & Valuation Committee’s review substitute for the responsibilities of the Fund’s management for preparing, or the independent auditors for auditing, the financial statements.  Members of the Audit & Valuation Committee are not full-time employees of the Fund and, in serving on the Audit & Valuation Committee, are not, and do not hold themselves out to be, acting as accountants or auditors.  As such, it is not the duty or responsibility of the Audit & Valuation Committee or its members to conduct “field work” or other types of auditing or accounting reviews.  In discharging their duties, the members of the Audit & Valuation Committee are entitled to rely on information, opinions, reports, or statements, including financial statements and other financial data, if prepared or presented by: (1) one or more officers of the Fund whom such member reasonably believes to be reliable and competent in the matters presented; (2) legal counsel, public accountants, or other persons as to matters the member reasonably believes are within the person’s professional or expert competence; or (3) a Board committee of which the member is not a member.

The Audit & Valuation Committee currently consists of Messrs. Harris, Hellerman, Lunder and Ms. Rothchild.  None of the members of the Audit & Valuation Committee has any relationship to the Fund that may interfere with the exercise of his or her independence from management of the Fund, and each is independent as defined under the listing standards of the New York Stock Exchange (“NYSE”) applicable to closed-end funds.  Ms. Rothchild is the Chairperson of the Audit & Valuation Committee. During the fiscal year ended December 31, 2024, the Board’s Audit Committee (predecessor to the Audit & Valuation Committee) met two times.

Nominating and Corporate Governance Committee. The Board has also established a Nominating and Corporate Governance Committee that acts pursuant to a written charter (the “Nominating and Corporate Governance Committee Charter”).  The Nominating and Corporate Governance Committee is responsible for, among other things, identifying and selecting qualified individuals to become Board members and members of Board committees and developing, adopting and periodically monitoring and updating the Fund’s corporate governance principles and policies.

The Nominating and Corporate Governance Committee currently consists of Messrs. Harris, Hellerman, Lunder and Ms. Rothchild. None of the members is an “interested person” for purposes of the 1940 Act, and each is independent as defined under listing standards of the NYSE applicable to closed-end funds.  Mr. Lunder is the Chairman of the Nominating and Corporate Governance Committee.  During the fiscal year ended December 31, 2024, the Board’s Nominating and Corporate Governance Committee met one time.

  In nominating candidates, the Nominating and Corporate Governance Committee believes that no specific qualifications or disqualifications are controlling or paramount, and that there are no specific qualities or skills necessary for each candidate to possess. In identifying and evaluating nominees for Director, the Nominating and Corporate Governance Committee takes into consideration such factors as it deems appropriate.  These factors may include: (i) whether or not the person is an “interested person” as defined in the 1940 Act, meets the independence and experience requirements of the NYSE applicable to closed-end funds and is otherwise qualified under applicable laws and regulations to serve as a member of the Board; (ii) whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with Fund management, the investment adviser and/or sub-adviser of the Fund, Fund service providers or their affiliates; (iii) whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Board member; (iv) the person’s judgment, skill, diversity and experience with investment companies and other organizations of comparable purpose, complexity and size and subject to similar legal restrictions and oversight; (v) the interplay of the candidate’s experience with the experience of other Board members; and (vi) the extent to which the candidate would be a desirable addition to the Board and any committees thereof.

The Nominating and Corporate Governance Committee will consider nominees recommended by Stockholders if a vacancy occurs.  In order to recommend a nominee, a Stockholder should send a letter to the chairperson of the Nominating and Corporate Governance Committee, c/o the Administrator, 615 East Michigan Street, Milwaukee, Wisconsin 53202, and indicate on the envelope “Nominating and Corporate Governance Committee.”  The Stockholder’s letter should state the nominee’s name, whether such nominee is to be elected by all stockholders or preferred stockholders only and should include the nominee’s résumé or curriculum vitae, and must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by Stockholders.  Stockholders can send other communications to the Board, c/o the Administrator, 615 East Michigan Street, Milwaukee, Wisconsin 53202.

Valuation Committee.  The Board has also established a Valuation Committee, which, as noted above, was combined into the Audit & Valuation Committee in September 2025.  Prior to such time, the Valuation Committee’s purpose was to (i) review all monthly reports and any other interim reports regarding the valuation of securities in the Fund’s portfolio, and (ii) review and approve the valuation of all fair valued securities.  The Valuation Committee consisted of the Board’s four Independent Directors, Messrs. Harris, Hellerman, Lunder and Ms. Rothchild.  Mr. Harris served as the Chairman of the Valuation Committee.  The Valuation Committee of the Board met four times during the fiscal year ended December 31, 2024.

Information Concerning the Fund’s Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP (“Tait Weller”) audited the Fund’s financial statements for the fiscal year ended December 31, 2024 and has been selected as the Fund’s independent registered public accounting firm for the fiscal year ending December 31, 2025.

A representative of Tait Weller is expected to be present at the Meeting and will have the opportunity to make a statement if he or she so desires.  This representative will also be available to respond to appropriate questions.

Fees.  The following table sets forth the aggregate fees billed by Tait Weller for the fiscal years ended December 31, 2024 and December 31, 2023 for professional services rendered to the Fund:

	Aggregate Total for Fiscal Year Ended December 31, 2024	Aggregate Total for Fiscal Year Ended December 31, 2023
Audit Fees	$39,000	$39,000
Audit-Related Fees	$2,000	$2,000
Tax Fees	$4,000	$4,000
All Other Fees	$0	$0

Fees included in the “audit fees” category are those associated with the annual audits of financial statements and services that are normally provided in connection with statutory and regulatory filings.

Fees included in the “audit-related fees” category consist of services related to reading and providing comments on the Fund’s semi-annual financial statements.

Fees included in the “tax fees” category comprise all services performed by professional staff in Tait Weller’s tax division, except those services related to the audits.  This category comprises fees for review of tax compliance, tax return preparation and excise tax calculations.

For the fiscal years ended December 31, 2024 and December 31, 2023, there were no fees billed by Tait Weller for other services provided to the Fund.  Fees included in the “all other fees” category would consist of services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the Fund.

With respect to Rule 2-01(c)(7)(i)(C) of Regulation S-X, there were no audit-related fees, or tax fees that were approved by the Audit & Valuation Committee pursuant to the de minimis exception for the fiscal years ended December 31, 2024 and December 31, 2023, and there were no amounts that were required to be approved by the Audit & Valuation Committee pursuant to the de minimis exception for the fiscal years ended December 31, 2024 and December 31, 2023, on behalf of the Fund’s service providers that relate directly to the operations and financial reporting of the Fund.

 All of the services performed by Tait Weller, including audit-related and non-audit related services, were pre-approved by the Audit & Valuation Committee, as required under the Audit & Valuation Committee Charter.

For the fiscal years ended December 31, 2024 and December 31, 2023, the aggregate fees billed by Tait Weller for non-audit services rendered on behalf of the Fund, the Adviser and any entity controlling, controlled by, or under common control with the Adviser that provides (or during such fiscal year provided) services to the Fund is shown in the table below.

	December 31, 2024	December 31, 2023
Fund	$6,000	$6,000
Adviser	$0	$0

Audit & Valuation Committee Pre-Approval

The Audit & Valuation Committee Charter contains the Audit & Valuation Committee’s pre-approval policies and procedures.  Reproduced below is an excerpt from the Audit & Valuation Committee Charter regarding such policies and procedures:

The Audit & Valuation Committee shall:

approve prior to appointment the engagement of the auditor to provide other audit services to the Fund or to provide non-audit services to the Fund, its investment adviser or any entity controlling, controlled by, or under common control with the investment adviser (“adviser affiliate”) that provides ongoing services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund.

Audit & Valuation Committee Report

The Audit & Valuation Committee has met and held discussions with the Administrator and Tait Weller.  Tait Weller represented to the Audit & Valuation Committee that the Fund’s financial statements were prepared in accordance with U.S. generally accepted accounting principles and the Audit & Valuation Committee has reviewed and discussed the financial statements with the Administrator and Tait Weller.  The Audit & Valuation Committee also discussed with Tait Weller matters required to be discussed by Auditing Standard No. 16.

Tait Weller also provided to the Audit & Valuation Committee the written disclosures required by Public Company Accounting Oversight Board Rule 3526 (Communication with Audit Committees Concerning Independence), and the Audit & Valuation Committee discussed with Tait Weller its independence, in light of  the services Tait Weller is providing.

Based upon the Audit & Valuation Committee’s discussion with the Administrator and Tait Weller and the Audit & Valuation Committee’s review of the representations of the Administrator and the report of Tait Weller to the Audit & Valuation Committee, the Audit & Valuation Committee recommended that the Board of Directors include the audited financial statements in the Fund’s Annual Report for the fiscal year ended December 31, 2024, filed with the SEC.

Respectfully submitted,

Ben H. Harris Gerald Hellerman Marc Lunder Jaclyn Rothchild, Chairperson

Other Information

Section 16(a) Beneficial Ownership Reporting Compliance.  Based solely upon a review of Forms 3 and 4 and amendments thereto furnished to the Fund pursuant to Rule 16a-3(e) under the Securities Exchange Act of 1934 (the “Exchange Act”) during the most recent fiscal year, and Forms 5 and amendments thereto furnished to the Fund with respect to the most recent fiscal year, and any written representation referred to in paragraph (b)(1) of Item 405 of Regulation S-K, the Fund believes that no person who, at any time during the fiscal year, was subject to Section 16 of the Exchange Act with respect to the Fund because of the requirements of Section 30 of the 1940 Act failed to file on a timely basis, as disclosed in the above forms, reports required by Section 16(a) of the Exchange Act during the fiscal year ended December 31, 2024.

Beneficial Ownership of Shares.  Based solely upon a review of public filings, the Fund’s management knew of the following persons who owned, as of October 20, 2025, 5% or more of the common stock of the Fund and 5% or more of the preferred stock of the Fund.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class*
Common Stock	Kovitz Investment Group Partners LLC 71 S Wacker Dr Suite 1860 Chicago, IL 60606	1,439,321 **	13.55%

Preferred Stock	Kovitz Investment Group Partners LLC 71 S Wacker Dr Suite 1860 Chicago, IL 60606	1,279,366***	57.22%
Preferred Stock	CSS LLC/IL 175 West Jackson Blvd Suite 440 Chicago, IL 60604	285,886****	12.79%

*	Percent of class is based on the number of shares of common and preferred stock of the Fund outstanding as of October 20, 2025.
**	As reported to the SEC on Schedule 13G filed on August 31, 2025.
***	As reported to the SEC on Schedule 13G filed on July 31, 2025.
****	As reported to the SEC on Schedule 13G filed on June 30, 2025.

Other Matters

With respect to proxies of closed-end investment companies held by the Fund, in order to comply with Section 12(d) of the Investment Company Act of 1940, the Adviser will “mirror vote” all such proxies received by the Fund, unless the Adviser deems it appropriate to seek instructions from Fund Stockholders with regard to such vote. In such circumstances, the Adviser will vote such proxies proportionally based upon the total number of shares owned by those Stockholders that provide instructions.  The Adviser will post such instructions on the Fund’s website and will send an email indicating that it is seeking instructions to those Fund Stockholders who have requested to receive such information.  In each semi-annual report to Fund Stockholders, they are solicited to request to receive such information.

Stockholder Proposals

The Meeting is an annual meeting of Stockholders.  Any Stockholder who wishes to submit proposal to be considered at the Fund’s next annual meeting of Stockholders in 2026 should send such proposals to the Secretary of the Fund, c/o the Administrator, 615 East Michigan Street, Milwaukee, Wisconsin 53202.  Stockholder proposals must be received by the Fund no later than the close of business on July 3, 2026 to receive consideration for inclusion in the Fund’s proxy materials relating to that meeting under Rule 14a-8 of the Exchange Act.  Stockholder proposals that are submitted in a timely manner will not necessarily be included in the Fund’s proxy materials. Inclusion of such proposals is subject to limitations under the federal securities laws and informational requirements of the Fund’s Amended and Restated Bylaws, as in effect from time to time.

   In order for a stockholder to bring a proposal (other than proposals sought to be included in the Fund’s proxy statement pursuant to Rule 14a-8 of the Exchange Act) before the next 2026 annual meeting, such Stockholder must deliver a written notice of such proposal to the Secretary of the Fund, c/o the Administrator, 615 East Michigan Street, Milwaukee, Wisconsin 53202, no later than the close of business on October 1, 2026.

Stockholders are advised to review the Fund’s Amended and Restated Bylaws, which contains additional requirements about advance notice of stockholder proposals.

Solicitation of Proxies

Your vote is being solicited by the Directors of the Fund.  The cost of soliciting these proxies will be borne by the Fund.  The Fund reimburses brokerage firms and others for their expenses in forwarding proxy materials to the beneficial owners and soliciting them to execute proxies.

The Directors and officers of the Fund may be involved in the solicitation of proxies.  The Fund does not reimburse such persons for the solicitation of proxies.  The Fund intends to pay all costs associated with the solicitation and the Meeting.  The Fund expects that the solicitation will be primarily by mail, but also may include telephone, telecopy, electronic, oral or other means of communication.

Important Notice regarding the Availability of Proxy Materials for the Annual Meeting of
Stockholders to Be Held on December 11, 2025:
 The Notice of Annual Meeting of Stockholders and
Proxy Statement are Available on the Internet at www.specialopportunitiesfundinc.com.

Other Business

The Fund’s management does not know of any other business which may come before the Meeting other than the matters set forth in this Proxy Statement, but should any other matter requiring a vote of Stockholders arise, including any questions as to the adjournment of the Meeting, the proxies will vote thereon according to their discretion.

By Order of the Board of Directors,

Phillip Goldstein
Chairman of the Board

October 31, 2025

IT IS IMPORTANT THAT PROXIES BE EXECUTED AND RETURNED PROMPTLY.
STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE
THEREFORE URGED TO COMPLETE, SIGN, DATE AND RETURN THE
ENCLOSED PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID
ENVELOPE.

ANNUAL MEETING OF STOCKHOLDERS OF

SPECIAL OPPORTUNITIES FUND, INC.

December 11, 2025

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via equiniti.com/us/ast-access to enjoy online access.

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

20400000000000000000 4 121125

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. To elect the following nominees to hold office until the Fund's next annual meeting of stockholders in 2026, and until their successors are elected and qualify or until they resign or are otherwise removed:

NOMINEES:

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

○ Mr. Andrew Dakos
○ Mr. Ben Harris
○ Mr. Gerald Hellerman
○ Ms. Jaclyn Rothchild

The Board of Directors recommends you vote FOR the nominees listed above.

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

In their discretion, the named proxies may vote upon any other matters which may legally come before the Meeting, or any adjournment or postponement thereof.

This proxy will be voted as specified herein. **If the proxy is executed, but with respect to a particular proposal no specification is made, this proxy will be voted in favor of such proposal and in the discretion of the proxies named on the reverse side as to any other matter that may properly come before the Meeting or any adjournment or postponement thereof.** Please indicate by filling in the appropriate box on the left.

WE NEED YOUR VOTE BEFORE DECEMBER 11, 2025

Your vote is important. If you are unable to attend the Meeting in person, we urge you to complete, sign, date and return this proxy card using the enclosed postage prepaid envelope. Your prompt return of the proxy will help assure a quorum at the Meeting and avoid additional expenses associated with further solicitation. Sending in your proxy will not prevent you from personally voting your shares at the Meeting. You may revoke your proxy before it is voted at the Meeting by submitting to the Secretary of the Fund a written notice of revocation or a subsequently signed proxy card, or by attending the Meeting and voting in person.

THANK YOU FOR YOUR TIME

Signature of Stockholder ____________ Date: ________ Signature of Stockholder ____________ Date: ________

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

ANNUAL MEETING OF STOCKHOLDERS OF

SPECIAL OPPORTUNITIES FUND, INC.

December 11, 2025

PROXY VOTING INSTRUCTIONS

INTERNET - Access **www.voteproxy.com** and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.

TELEPHONE - Call toll-free **1-800-PROXIES** (1-800-776-9437) in the United States or **1-201-299-4446** from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

Vote online/phone until 11:59 PM EST the day before the meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

IN PERSON - You may vote your shares in person by attending the Annual Meeting.

GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via equiniti.com/us/ast-access to enjoy online access.

COMPANY NUMBER	
ACCOUNT NUMBER	

Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.

20400000000000000000 4 121125

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. To elect the following nominees to hold office until the Fund's next annual meeting of stockholders in 2026, and until their successors are elected and qualify or until they resign or are otherwise removed:

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

NOMINEES:
○ Mr. Andrew Dakos
○ Mr. Ben Harris
○ Mr. Gerald Hellerman
○ Ms. Jaclyn Rothchild

The Board of Directors recommends you vote FOR the nominees listed above.

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

In their discretion, the named proxies may vote upon any other matters which may legally come before the Meeting, or any adjournment or postponement thereof.

This proxy will be voted as specified herein. **If the proxy is executed, but with respect to a particular proposal no specification is made, this proxy will be voted in favor of such proposal and in the discretion of the proxies named on the reverse side as to any other matter that may properly come before the Meeting or any adjournment or postponement thereof.** Please indicate by filling in the appropriate box on the left.

WE NEED YOUR VOTE BEFORE DECEMBER 11, 2025

Your vote is important. If you are unable to attend the Meeting in person, we urge you to complete, sign, date and return this proxy card using the enclosed postage prepaid envelope. Your prompt return of the proxy will help assure a quorum at the Meeting and avoid additional expenses associated with further solicitation. Sending in your proxy will not prevent you from personally voting your shares at the Meeting. You may revoke your proxy before it is voted at the Meeting by submitting to the Secretary of the Fund a written notice of revocation or a subsequently signed proxy card, or by attending the Meeting and voting in person.

THANK YOU FOR YOUR TIME

Signature of Stockholder ____________ Date: ________ Signature of Stockholder ____________ Date: ________

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

ANNUAL MEETING OF STOCKHOLDERS OF

SPECIAL OPPORTUNITIES FUND, INC.

December 11, 2025

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via /equiniti.com/us/ast-access to enjoy online access.

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

121125

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. To elect the following nominees to hold office until the Fund's next annual meeting of stockholders in 2026, and until their successors are elected and qualify or until they resign or are otherwise removed:

☐ **FOR ALL NOMINEES**

☐ **WITHHOLD AUTHORITY FOR ALL NOMINEES**

☐ **FOR ALL EXCEPT** (See instructions below)

NOMINEES:

Preferred:

○ Mr. Phillip Goldstein
○ Mr. Marc Lunder

Common:

○ Mr. Andrew Dakos
○ Mr. Ben Harris
○ Mr. Gerald Hellerman
○ Ms. Jaclyn Rothchild

The Board of Directors recommends you vote FOR the nominees listed above.

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

In their discretion, the named proxies may vote upon any other matters which may legally come before the Meeting, or any adjournment or postponement thereof.

This proxy will be voted as specified herein. **If the proxy is executed, but with respect to a particular proposal no specification is made, this proxy will be voted in favor of such proposal and in the discretion of the proxies named on the reverse side as to any other matter that may properly come before the Meeting or any adjournment or postponement thereof.** Please indicate by filling in the appropriate box on the left.

WE NEED YOUR VOTE BEFORE DECEMBER 11, 2025

Your vote is important. If you are unable to attend the Meeting in person, we urge you to complete, sign, date and return this proxy card using the enclosed postage prepaid envelope. Your prompt return of the proxy will help assure a quorum at the Meeting and avoid additional expenses associated with further solicitation. Sending in your proxy will not prevent you from personally voting your shares at the Meeting. You may revoke your proxy before it is voted at the Meeting by submitting to the Secretary of the Fund a written notice of revocation or a subsequently signed proxy card, or by attending the Meeting and voting in person.

THANK YOU FOR YOUR TIME

Signature of Stockholder ______ Date: ______ Signature of Stockholder ______ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

ANNUAL MEETING OF STOCKHOLDERS OF

SPECIAL OPPORTUNITIES FUND, INC.

December 11, 2025

PROXY VOTING INSTRUCTIONS

INTERNET - Access **www.voteproxy.com** and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.

TELEPHONE - Call toll-free **1-800-PROXIES** (1-800-776-9437) in the United States or **1-201-299-4446** from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

Vote online/phone until 11:59 PM EST the day before the meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

IN PERSON - You may vote your shares in person by attending the Annual Meeting.

GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today viaequiniti.com/us/ast-access to enjoy online access

COMPANY NUMBER	
ACCOUNT NUMBER	

Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.

121125

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. To elect the following nominees to hold office until the Fund's next annual meeting of stockholders in 2026, and until their successors are elected and qualify or until they resign or are otherwise removed:

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

NOMINEES:

Preferred:

○ Mr. Phillip Goldstein
○ Mr. Marc Lunder

Common:

○ Mr. Andrew Dakos
○ Mr. Ben Harris
○ Mr. Gerald Hellerman
○ Ms. Jaclyn Rothchild

The Board of Directors recommends you vote FOR the nominees listed above.

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

In their discretion, the named proxies may vote upon any other matters which may legally come before the Meeting, or any adjournment or postponement thereof.

This proxy will be voted as specified herein. **If the proxy is executed, but with respect to a particular proposal no specification is made, this proxy will be voted in favor of such proposal and in the discretion of the proxies named on the reverse side as to any other matter that may properly come before the Meeting or any adjournment or postponement thereof.** Please indicate by filling in the appropriate box on the left.

WE NEED YOUR VOTE BEFORE DECEMBER 11, 2025

Your vote is important. If you are unable to attend the Meeting in person, we urge you to complete, sign, date and return this proxy card using the enclosed postage prepaid envelope. Your prompt return of the proxy will help assure a quorum at the Meeting and avoid additional expenses associated with further solicitation. Sending in your proxy will not prevent you from personally voting your shares at the Meeting. You may revoke your proxy before it is voted at the Meeting by submitting to the Secretary of the Fund a written notice of revocation or a subsequently signed proxy card, or by attending the Meeting and voting in person.

THANK YOU FOR YOUR TIME

Signature of Stockholder ______ Date: ______ Signature of Stockholder ______ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.